A MARYLAND CORPORATION

                      SCOUT CAPITAL PRESERVATION FUND, INC.

                   Common Stock Par Value One Dollar Per Share


                                                                           CUSIP
                                                                             COM


THIS CERTIFIES THAT ____________________________________________________ is the
registered holder of __________________________________________________ Shares

                      SCOUT CAPITAL PRESERVATION FUND, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________day of _____________________A.D. 19__.




________________________________          ________________________________
         Secretary                                    President


Registered and Countersigned

By ________________________________
            Authorized Person

                              DEMAND FOR REDEMPTION


         THE UNDERSIGNED SHAREHOLDER hereby surrenders to the Corporation this certificate and the shares evidenced thereby and demands redemption in accordance with the provisions of Article Five of the Articles of Incorporation and as described in the Prospectus.



__________________________, 19__                     _______________________
Date                                                       Shareholder



________________________________
Witness




                 THE SHAREHOLDER SHOULD REFER TO THE PROSPECTUS
                      FOR SIGNATURE GUARANTEE REQUIREMENTS



                                   ASSIGNMENT


         For Value  Received,  _________  hereby sell,  assign and transfer unto
_______________________________________________________________________________
_______________________________________________ Shares represented by the within
Certificate, and do hereby irrevocably constitute and appoint ________________________________________ Attorney to transfer the said Shares on the Books of the within named Corporation with full powers of substitution in the premises.

         Dated _____________________, 19__

                  In the presence of

_________________        _______________



NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE, IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT,
OR ANY CHANGE WHATEVER.